September 30, 2016

SUMMARY PROSPECTUS

SIIT Screened World Equity Ex-US Fund (SSEAX)

Class A

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's Statement of Additional Information, online at seic.com/fundprospectuses. You can also get this information at no cost by dialing 1-800-DIAL-SEI. The Fund's prospectus and Statement of Additional Information, dated September 30, 2016, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.79%

seic.com

SEI / SUMMARY PROSPECTUS

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Screened World Equity Ex-US Fund — Class A Shares	$81	$252	$439	$978

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Screened World Equity Ex-US Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies of various capitalization ranges. These securities may include common stocks, preferred stocks, depositary receipts, warrants, exchange-traded funds (ETFs) based on an international equity index, derivative instruments (principally futures and forward contracts) whose value is based on an international equity index or an underlying equity security or basket of equity securities and investment companies whose portfolios are designed to correlate with a portfolio of international equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging market countries, but will seek to avoid investing in companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. However, the Fund will not invest more than 35% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. The Fund may also, to a lesser extent, invest in swaps on securities for risk management purposes or as part of its investment strategies. The Fund's benchmark is the MSCI All Country World Ex-U.S. Net Index (net of dividends). The Fund is expected to have an absolute return and risk profile similar to the international equity market. The Fund is diversified as to issuers, market capitalization, industry and country.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser).

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using derivatives, principally foreign currency forward contracts, options and futures. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Fund may also invest in futures contracts and forward contracts for hedging purposes, including to seek to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. The Fund seeks to avoid investing in companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. This includes companies that pay royalties, such as those on oil or mining, to these governments and companies that help provide a stable economic environment that supports the government in its oppressive policies by having substantial operations or customers in the country. The Sub-Advisers will rely on a list of issuers that have been identified by an independent compliance support organization when determining whether a company's activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. The list is developed using information gathered from a variety of sources, such as government agencies, trade journals, direct company contacts and industry and regional publications. The Adviser reserves the right to modify the Fund's social criteria from time to time in response to world events. All social criteria may be changed without shareholder approval.

SEI / SUMMARY PROSPECTUS

Principal Risks

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of OTC forward contracts, options and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability or may otherwise adversely affect their value or performance.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that equity securities of developed and emerging market countries may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks

SEI / SUMMARY PROSPECTUS

may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded OTC or listed on an exchange.

Social Investment Criteria Risk — The Fund's portfolio is subject to certain social investment criteria. As a result, the Sub-Advisers may avoid purchasing certain securities for social reasons when it is otherwise economically advantageous to purchase those securities or may sell certain securities for social reasons when it is otherwise economically advantageous to hold those securities. In general, the application of the Fund's social investment criteria may affect the Fund's exposure to certain industries, sectors and geographic areas, which may affect the financial performance of the Fund, positively or negatively, depending on whether these industries or sectors are in or out of favor.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past seven calendar years, and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on a full calendar year. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 24.07% (06/30/09)

Worst Quarter: -21.65% (09/30/11)

The Fund's total return from January 1, 2016 to June 30, 2016 was -0.24%.

Average Annual Total Returns (for the period ended December 31, 2015)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, the Fund's returns after taxes on distributions and sale of Fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

Screened World Equity Ex-US Fund	1 Year	5 Years	Since Inception (6/30/2008)
Return Before Taxes	-3.97%	1.85%	-0.45%
Return After Taxes on Distributions	-4.38%	1.64%	-0.61%
Return After Taxes on Distributions and Sale of Fund Shares	-1.77%	1.66%	-0.12%
MSCI All Country World Ex-US Net Index Return (net of dividends) (reflects no deduction for fees, expenses or taxes)	-5.66%	1.06%	0.07%

SEI / SUMMARY PROSPECTUS

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Sandra M. Ackermann-Schaufler, CFA	Since 2009	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	John R. Chisholm Asha Mehta	Since 2010 Since 2010	Executive Vice President, Chief Investment Officer Senior Vice President, Portfolio Manager
Baillie Gifford Overseas Ltd	Gerald Smith Angus Franklin Jonathan Bates Donald Farquharson Andrew Stobart Andrew Strathdee	Since 2014 Since 2014 Since 2014 Since 2014 Since 2014 Since 2014	Investment Manager and Partner Investment Manager and Partner Investment Manager and Partner Investment Manager Investment Manager Investment Manager
EARNEST Partners LLC	Paul E. Viera	Since 2011	Chief Executive Officer and Manager
McKinley Capital Management, LLC	Robert B. Gillam Robert A. Gillam Gregory S. Samorajski Sheldon J. Lien Brandon S. Rinner Paul Hanson Forrest Badgley Martino M. Boffa	Since 2008 Since 2008 Since 2008 Since 2008 Since 2008 Since 2008 Since 2008 Since 2010	President, Chief Executive Officer
Senior Vice President, Chief Investment Officer
Director of Investments, Portfolio Manager
Portfolio Manager
Portfolio Manager
Portfolio Manager
Portfolio Manager
Director of Investments, Alternative Structures

Purchase and Sale of Fund Shares

The Funds' minimum investment requirements for Class A Shares are: (a) that you must be an Eligible Investor (i.e., institutions or other SIMC advisory clients that have entered into an investment management agreement with SIMC or employee benefit plans and other similar entities purchasing through approved intermediaries); and (b) that your minimum initial investment must be $100,000, with minimum subsequent investments of $1,000, which may be waived at discretion of SIMC. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds are generally taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary, such as a bank, a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.